Taxes on Income (Details) - Schedule of Deferred Tax Assets - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Net operating loss carry forwards	$ 28,032	$ 21,991
Research and development	6,252	4,834
Employees and payroll accrual	299	272
Property and equipment	79	57
Total deferred tax assets	34,662	27,154
Valuation allowance	(34,662)	(27,154)
Deferred tax assets, net of valuation allowance